Consolidated statements of income - EUR (€) € in Thousands	3 Months Ended
	Mar. 31, 2021	Mar. 31, 2020
Revenue:
Health care services	€ 3,325,459	€ 3,594,663
Health care products	884,666	893,133
Revenue	4,210,125	4,487,796
Costs of revenue:
Health care services	2,568,382	2,707,649
Health care products	435,086	389,592
Costs of revenue	3,003,468	3,097,241
Gross profit	1,206,657	1,390,555
Operating (income) expenses:
Selling, general and administrative	711,515	809,917
Research and development expense	48,645	45,917
Income from equity method investees	(27,756)	(20,409)
Operating income	474,253	555,130
Other (income) expense:
Interest income	(15,256)	(8,751)
Interest expense	91,328	112,970
Income before income taxes	398,181	450,911
Income tax expense	93,847	100,542
Net income	304,334	350,369
Net income attributable to noncontrolling interests	55,388	67,650
Net income attributable to shareholders of FMC-AG & Co. KGaA	€ 248,946	€ 282,719
Basic earnings per share	€ 0.85	€ 0.95
Diluted earnings per share	€ 0.85	€ 0.95